Lehman Brothers Municipal Money Fund

Lehman Brothers New York Municipal Money Fund









INVESTOR CLASS SHARES








PROSPECTUS December 19, 2005












LEHMAN BROTHERS ASSET MANAGEMENT

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS

      INVESTOR CLASS SHARES

      Lehman Brothers Municipal Money Fund............
      Lehman Brothers New York Municipal Money Fund...


      YOUR INVESTMENT

      Eligible Accounts...............................
      Maintaining Your Account........................
      Market Timing Policy............................
      Portfolio Holdings Policy.......................
      Buying Shares...................................
      Selling Shares..................................
      Share Prices....................................
      Distributions and Taxes.........................
      Fund Structure..................................

THESE FUNDS:

o are designed for investors seeking capital preservation, liquidity and income

o are designed for investors seeking income exempt from federal income tax and, for investors in the Lehman Brothers New York Municipal Money Fund, income exempt from New York State and New York City personal income taxes

o offer you the opportunity to participate in financial markets through professionally managed money market portfolios

o are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency

o carry certain risks. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)






Please note that shares of Lehman Brothers New York Municipal Money Fund are not available in all states. Shares of Lehman Brothers New York Municipal Money Fund are only available in states in which they are authorized for purchase.

(C)2005 Lehman Brothers  Asset Management LLC.  All rights reserved.

LEHMAN BROTHERS MUNICIPAL MONEY FUND
(FORMERLY, NEUBERGER BERMAN MUNICIPAL MONEY FUND)

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The investment managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL).

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Historically, these bonds have made up a significant portion of the Fund's holdings. Consult your tax advisor for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts, and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT TAX-EXEMPT AND MAY MEAN LOST OPPORTUNITIES.

PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year
-----------------------
   Year         %
-----------------------
   1995       3.30
-----------------------
   1996       2.80
-----------------------
   1997       3.03
-----------------------
   1998       2.86
-----------------------
   1999       2.67
-----------------------
   2000       3.52
-----------------------
   2001       2.26
-----------------------
   2002       0.87
-----------------------
   2003       0.44
-----------------------
   2004       0.61
-----------------------
Best quarter: Q4 `00, 0.94%   Worst quarter: Q3 `03, 0.07%

Year-to-date performance as of 9/30/2005: 1.25%



AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/04
-----------------------------------------------------------------
                                   1 Year    5 Years   10 Years
-----------------------------------------------------------------
MUNICIPAL MONEY FUND                0.61       1.53      2.23
-----------------------------------------------------------------

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CONTACT YOUR LEHMAN BROTHERS REPRESENTATIVE OR VISIT WWW.LEHMANAM.COM AFTER MARCH 2006. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER
FEES                                                         None
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets) These are deducted from Fund assets, so you pay them indirectly

                  Management fees*                           0.52
PLUS:             Distribution (12b-1) fees                  None
                  Other expenses                             0.09
--------------------------------------------------------------------------------
EQUALS:           Total annual operating expenses            0.61
--------------------------------------------------------------------------------
MINUS:            Expense Reimbursement                      0.02
--------------------------------------------------------------------------------
EQUALS:           Net Expenses**                             0.59
--------------------------------------------------------------------------------
* "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.

** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 10/31/2009, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.59% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.59% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE. THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                       1 Year     3 Years     5 Years     10 Years

Expenses                $60        $189        $334         $756

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. For the 12 months ended 10/31/2005, the management/administration fees paid to the Manager by the Fund were 0.52% of average net assets.

PORTFOLIO MANAGERS

Janet A. Fiorenza is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Fiorenza has co-managed this Fund since July 2005. Prior to joining Neuberger Berman, Ms. Fiorenza managed funds for another adviser since 1988.

William J. Furrer is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Mr. Furrer has co-managed this Fund since July 2005. Prior to joining Neuberger Berman, Mr. Furrer managed funds for another adviser since 1990.

Kelly M. Landron is a Vice President of Neuberger Berman Management Inc., Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Landron has co-managed this Fund since March 2000. Ms. Landron has been employed at Neuberger Berman since 1990 and has held positions in fixed income trading, analysis and portfolio management for Neuberger Berman.

Financial Highlights

------------------------------------------------------------------------------------------

                                                                               SIX MONTHS
                                                                               ENDED APRIL
                                                                                30, 2005
YEAR ENDED OCTOBER 31,                2000    2001     2002    2003     2004   (UNAUDITED)
----------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
       Share price (NAV) at             0.9998   0.9997   0.9998  0.9998   0.9998    0.9998
       beginning of period
PLUS:  Income from investment
       operations
       Net investment income            0.0336   0.0269   0.0092  0.0050   0.0051    0.0063
       Net gains/losses - realized         -     0.0001(2)   -       -       -       0.0001
       Subtotal: income from            0.0336   0.0270   0.0092  0.0050   0.0051    0.0064
       investment operations
MINUS: Distributions to shareholders
       Income dividends                 0.0336   0.0269   0.0092  0.0050   0.0051    0.0063
       Capital gain distributions       0.0001   -           -       -       -         -
       Subtotal: distributions to       0.0337   0.0269   0.0092  0.0050   0.0051    0.0063
       shareholders
EQUALS:Share price (NAV) at             0.9997   0.9998   0.9998  0.9998   0.9998    0.9999
       end of period
----------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses -- actual                    0.67     0.60     0.62    0.61     0.61      0.59(3)

Expenses(1)                               0.68     0.61     0.62    0.61     0.61      0.59(3)

Net investment income --actual            3.33     2.60     0.92    0.50     0.51      1.29(3)
----------------------------------------------------------------------------------------------
OTHER DATA

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.

Total return (%)                          3.41     2.72     0.93    0.50     0.51      0.63(4)
Net assets at end of period (in          255.5    455.2    533.3   410.9    426.1     559.7
millions of dollars)
----------------------------------------------------------------------------------------------

     ALL OF THE ABOVE FIGURES HAVE BEEN AUDITED BY ERNST & YOUNG LLP, THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEIR REPORT, ALONG WITH FULL FINANCIAL STATEMENTS, APPEARS IN THE FUND'S MOST RECENT SHAREHOLDER REPORT (SEE BACK COVER). THE FIGURES FOR THE SIX MONTHS ENDED APRIL 30, 2005 ARE UNAUDITED.

     (1) SHOWS WHAT THIS RATIO WOULD HAVE BEEN IF THERE HAD BEEN NO EXPENSE OFFSET ARRANGEMENTS.

     (2) THE AMOUNT SHOWN MAY NOT AGREE WITH AGGREGATE GAINS AND LOSSES BECAUSE OF THE TIMING OF SALES AND REPURCHASES OF FUND SHARES.

     (3)  ANNUALIZED.

     (4)  NOT ANNUALIZED.

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. For investors that live outside of New York, a portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The investment managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities of New York and other municipalities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets primarily in a mix of municipal securities of New York that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

With respect to 20% of its assets, the Fund may invest in taxable securities, the interest income on which is subject to federal income tax and New York State and New York City personal income taxes.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL).

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

Because the Fund intends to primarily invest in municipal securities of New York, it is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Consult your tax advisor for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND INTENDS TO MAINTAIN A STABLE SHARE PRICE, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT FEDERALLY EXEMPT, AS WELL AS NEW YORK STATE AND NEW YORK CITY EXEMPT, AND MEAN LOST OPPORTUNITIES.

PERFORMANCE

When this prospectus was prepared, the Fund was new. Accordingly, performance charts are not included.

To obtain the Fund's current yield, contact your Lehman Brothers representative or visit www.lehmanam.com after March 2006. The current yield is the Fund's net income over a recent seven-day period expressed as an annual rate of return. You can also obtain information on how the Fund's yields compare to taxable yields after taxes are taken into consideration.

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.


FEE TABLE
-------------------------------------------------------------------------
SHAREHOLDER
FEES                                                         None
-------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)
These are deducted from Fund assets, so you pay them indirectly

                  Management fees*                           0.52
PLUS:             Distribution (12b-1) fees                  None
                  Other expenses**                           0.08
-------------------------------------------------------------------------
EQUALS:           Total annual operating expenses            0.60
-------------------------------------------------------------------------
MINUS:            Expense Reimbursement                      0.01
-------------------------------------------------------------------------
EQUALS:           Net Expenses***                            0.59
-------------------------------------------------------------------------
* "MANAGEMENT FEES" INCLUDES INVESTMENT MANAGEMENT AND ADMINISTRATION FEES.
** "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. *** NEUBERGER BERMAN MANAGEMENT INC. (NBMI) HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 10/31/2009, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.59% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.59% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE
FUND.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                      1 Year        3 Years

     Expenses           $60          $189

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Lehman Brothers Asset Management LLC as sub-adviser to choose the Fund's investments and handle its day-to-day business. As investment manager, the Manager is responsible for overseeing the activities of Lehman Brothers Asset Management LLC. The Manager and Lehman Brothers Asset Management LLC are, respectively, indirect and direct wholly owned subsidiaries of Lehman Brothers Holdings Inc. The Fund will pay the Manager fees at the annual rate of 0.25% of the first $500 million, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% in excess of $2 billion of the Fund's average daily net assets for investment management services and 0.27% of average daily net assets for administrative services provided to the Fund's shares.

PORTFOLIO MANAGERS

Janet A. Fiorenza is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Fiorenza has co-managed this Fund since its inception. Prior to joining Neuberger Berman, Ms. Fiorenza managed funds for another adviser since 1988.

William J. Furrer is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Mr. Furrer has co-managed this Fund since its inception. Prior to joining Neuberger Berman, Mr. Furrer managed funds for another adviser since 1990.

Kelly M. Landron is a Vice President of Neuberger Berman Management Inc., Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Landron has co-managed this Fund since its inception. Ms. Landron has been employed at Neuberger Berman since 1990 and has held positions in fixed income trading, analysis and portfolio management for Neuberger Berman.

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund was new and had no financial highlights to report.

LEHMAN BROTHERS
YOUR INVESTMENT

ELIGIBLE ACCOUNTS

The Investor Class shares of the Funds available in this prospectus may be available through certain investment providers such as banks, brokerage firms and financial advisers managed or established at Lehman Brothers or its affiliates.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management Inc. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

MAINTAINING YOUR ACCOUNT

The Funds offer their Investor Class shares as cash sweep vehicles for investment advisory, brokerage and other accounts managed or established at Lehman Brothers or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Lehman Brothers. All investments must be made in U.S. dollars.

The Funds are designed so that free credit cash balances held in an eligible account can be automatically invested in Fund shares. All such available cash balances of $2000 or more in an eligible account are automatically invested in the Funds on a daily basis. These amounts include proceeds of securities sold in your plan's account.

There is no sales charge or commission paid for investment in Fund shares. The Funds do not issue certificates for shares.

The proceeds from the shares you sell are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

     o  in unusual circumstances where the law allows additional time if needed
     o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

Under certain circumstances, the Funds reserve the right to:

     o  suspend the offering of shares
     o  reject any exchange or purchase order
     o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
     o  change, suspend, or revoke the exchange privilege
     o  suspend the telephone order privilege
     o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
     o suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (Exchange) is restricted, or as otherwise permitted by the SEC

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     o  suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
     o suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve Wire System (Federal Reserve) or the bond market closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)
     o postpone payments for redemption requests received after 3:00 p.m. Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order
     o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
     o  take orders to purchase or sell Fund shares when the Exchange is closed.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON YOUR BEHALF OR AS YOUR AGENT) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

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A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

SHARE PRICES

Because Investor Class shares of these Funds do not have sales charges, the price you pay for each share of a Fund is the net asset value per share. Similarly, because there are no fees for selling shares, the Fund pays you the full share price when you sell shares. Remember that your investment provider may charge fees for its investment management services.

The Funds are open for business every day that both the Exchange and the Federal Reserve are open. The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m. Eastern time in order to be processed that day. Because fixed income securities trade in markets outside the Exchange, a Fund may decide to remain open on a day when the Exchange is closed for unusual reasons.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. Each Fund calculates its share price as of 3:00 p.m. on business days. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day.

SHARE PRICE CALCULATIONS

THE PRICE OF INVESTOR CLASS SHARES OF A FUND IS THE TOTAL VALUE OF THE FUND ASSETS ATTRIBUTABLE TO THE INVESTOR CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INVESTOR CLASS SHARES OUTSTANDING. EACH FUND DOES NOT ANTICIPATE THAT ITS SHARE PRICE WILL FLUCTUATE.

WHEN VALUING PORTFOLIO SECURITIES, EACH FUND USES A CONSTANT AMORTIZATION
METHOD.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS -- Each Fund pays out to shareholders net investment income and net realized capital gains, if any. Ordinarily, each Fund declares income dividends (which may include net short-term capital gain, if any) daily and pays them monthly. The Funds do not anticipate making any future distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).

Unless you designate otherwise, your income dividends from a Fund will be reinvested in additional shares of the distributing class of that Fund. However, if you prefer you will receive all distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the same class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application.

HOW DISTRIBUTIONS ARE TAXED -- The part of a Fund's income distributions that is designated as "exempt-interest dividends" (essentially, the part of the Fund's distributions equal to the excess of its excludable interest over certain amounts disallowed as deductions) will be excludable from its shareholders' gross income for federal income tax purposes. Accordingly, shares of the Funds are not appropriate investments for tax-advantaged retirement plans and accounts and other tax-exempt investors.

Distributions other than exempt-interest dividends generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31.

Distributions of income (other than exempt-interest dividends) and net short-term capital gain are generally taxed as ordinary income. It is not expected that any of the Fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

In general, income dividends from the Funds generally are free from federal income tax. However, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of the federal alternative minimum tax, and part of the Funds' income dividends may be a tax preference item for purposes of the federal alternative minimum tax. A Fund may invest in securities or use techniques that produce taxable income; your statement will identify any income of this type.

For investors in the Lehman Brothers New York Municipal Money Fund, for New York State and New York City personal income tax purposes, distributions derived from interest on municipal securities on New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York State and New York City personal income taxes.

HOW SHARE TRANSACTIONS ARE TAXED -- Shareholders that sell shares of a Fund will not realize a taxable gain or loss as long as the Fund maintains a share price of $1.00.

TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS, IF ANY, CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

FUND STRUCTURE

Each Fund uses a "multiple class" structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.

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NEUBERGER BERMAN INCOME FUNDS
INVESTOR CLASS SHARES

No load, sales charges or 12b-1 fees

If you would like further details on these Funds you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- Published twice a year, the shareholder reports offer information about each Fund's recent performance, including:

     o a discussion by the portfolio managers about strategies and market conditions
     o  Fund performance data and financial statements
     o  portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI contains more comprehensive information on these Funds, including:

     o  various types of securities and practices, and their risks
     o  investment limitations and additional policies
     o  information about each Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC AND LEHMAN BROTHERS ASSET MANAGEMENT LLC

OBTAINING INFORMATION

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180


Institutional Support Services: 888-556-9030
Web site: www.lehmanam.com


YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON D.C. 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

SEC file number 811-3802
F0465  12/05

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